EXHIBIT 32.2

CERTIFICATION PURSUANT TO18 U.S.C SECTION 1350AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the quarterly report on Form 10-Q of China ShouGuan Mining Corporation (the “Company”) for the period ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the   “Report”), I, K.F. Lam, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   a) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    b) The information contained in the report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

CHINA SHOUGUAN MINING CORPORATION , Registrant

Dated: May 20, 2013

/s/ K.F. Lam

By: K.F. Lam, Principal Financial Officer